Exhibit 32.1

CERTIFICATION OR PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C.

SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of International Fight League, Inc. (the “Company”), on Form 10-K for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gareb Shamus, Chairman, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods referred to in the Report.

Date: April 2, 2007	/s/ Gareb Shamus
Gareb Shamus
Chairman, Chief Executive Officer and President